THE PRUDENTIAL SERIES FUND

Global Portfolio

Supplement dated September 23, 2019 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (the SAI) for The Prudential Series Fund (the Trust). The Global Portfolio (the Portfolio), which is discussed in this supplement, may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Trust's SAI.

Revised Relationship Pricing Arrangement with T. Rowe Price Associates, Inc.

PGIM Investments LLC was recently able to negotiate a more favorable relationship pricing arrangement for portfolios and sleeves of portfolios of the Trust and of Advanced Series Trust subadvised by T. Rowe Price Associates, Inc. and its affiliates (T. Rowe Price). The revised relationship pricing arrangement became effective on September 1, 2019.

To reflect this change, the SAI is hereby revised as follows, effective September 1, 2019:

A.The table in Part I of the SAI entitled "Fee Waivers & Expense Limitations" is hereby modified to reflect the following information pertaining to the Portfolio listed below:

Fee Waivers & Expense Limitations

Portfolio	Fee Waiver and/or Expense Limitation
Global Portfolio	PGIM Investments has contractually agreed to waive 0.032% of its investment management fee through June 30, 2020. In
addition, PGIM Investments has contractually agreed to waive
0.0003% of its investment management fee through June 30,
2021. These arrangements may not be terminated or modified
without the prior approval of the Trust's Board of Trustees.

B.The section in Part I of the SAI entitled "Fee Waiver Notes to Subadviser Fee Rate Table" is hereby revised by replacing the information pertaining to T. Rowe Price with the information set forth below:

T. Rowe Price: T. Rowe Price has agreed to a voluntary subadvisory fee waiver arrangement for the following Portfolios:

—Advanced Series Trust AST Advanced Strategies Portfolio

—Advanced Series Trust AST T. Rowe Price Asset Allocation Portfolio

—Advanced Series Trust AST T. Rowe Price Corporate Bond Portfolio

—Advanced Series Trust AST T. Rowe Price Diversified Real Growth Portfolio

—Advanced Series Trust AST T. Rowe Price Growth Opportunities Portfolio

—Advanced Series Trust AST T. Rowe Price Large-Cap Growth Portfolio

—Advanced Series Trust AST T. Rowe Price Large-Cap Value Portfolio

—Advanced Series Trust AST T. Rowe Price Natural Resources Portfolio

—The Prudential Series Fund Global Portfolio

T. Rowe Price has agreed to reduce the monthly subadvisory fee for each Portfolio listed above (or the portion thereof subadvised by T. Rowe Price) by the following percentages based on the combined average daily net assets of the Portfolios listed above (or the portion thereof subadvised by T. Rowe Price) and the assets of certain insurance company separate accounts managed by T. Rowe Price for the Retirement business of Prudential and its affiliates (the "other accounts"):

Combined Average Daily Net Assets up to $20 billion:

—2.5% fee reduction on combined assets up to $1 billion

—5.0% fee reduction on combined assets on the next $1.5 billion —7.5% fee reduction on combined assets on the next $2.5 billion —10.0% fee reduction on combined assets on the next $5.0 billion —12.5% fee reduction on combined assets above $10.0 billion

Combined Average Daily Net Assets above $20 billion:

—12.5% fee reduction on combined assets up to $20 billion

—15.0% fee reduction on combined assets on the next $10.0 billion —17.5% fee reduction on combined assets over $30 billion

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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